Exhibit 10.152

MEZZANINE LOAN NOTE A-2

(First Mezzanine Loan)

$21,000,000.00	New York, New York

June 19, 2007

FOR VALUE RECEIVED SLAZER ENTERPRISES SENIOR LLC, MADISON PARK GROUP SENIOR LLC, JMJS 23RD STREET REALTY SENIOR LLC and FKF MADISON GROUP SENIOR LLC, each a Delaware limited liability company, as a maker, each having an address c/o Slazer Enterprises LLC, 230 Congers Road, New City, New York 10956 (each a “Borrower” and collectively, “Borrowers”), hereby unconditionally promise to pay to the order of COLUMN FINANCIAL, INC., a Delaware corporation, as a lender under the Loan Agreement (hereinafter defined), having an address at 11 Madison Avenue, New York, New York 10010 (“Holder”), or at such other place as the holder hereof may from time to time designate in writing, the principal sum of TWENTY ONE MILLION AND NO/100 DOLLARS ($21,000,000.00), or so much thereof as is advanced pursuant to that certain First Mezzanine Loan Agreement, dated the date hereof, between Borrowers and Holder (as the same may be consolidated, amended, restated, replaced, supplemented or otherwise modified from time to time, the “Loan Agreement”), in lawful money of the United States of America with interest thereon to be computed from the date of this Mezzanine Loan Note A-2 (as the same may be consolidated, amended, restated, replaced, supplemented or otherwise modified from time to time, this “Note”) at the Applicable Interest Rate (as defined in the Loan Agreement), and to be paid in accordance with the terms of this Note and the Loan Agreement. This Note is the Note referred to in the Loan Agreement, which Note evidences the loan (the “Loan”) made by Holder to Borrowers pursuant to the Loan Agreement, that certain Pledge Agreement (as the same may be consolidated, amended, restated, replaced, supplemented or otherwise modified from time to time, the “Pledge Agreement”) and all other documents evidencing or securing the Obligations and/or delivered in connection with the Loan (collectively, the “Loan Documents”). All capitalized terms not defined herein shall have the respective meanings set forth in the Loan Agreement.

ARTICLE 1: PAYMENT TERMS

Borrowers agree to pay the principal sum of this Note and interest on the unpaid principal sum of this Note from time to time outstanding at the rates and at the times and in the manner specified in Article 2 of the Loan Agreement and the outstanding balance of the principal sum of this Note and all accrued and unpaid interest thereon shall be due and payable on the Maturity Date.

ARTICLE 2: DEFAULT AND ACCELERATION

The Debt shall, without notice become immediately due and payable, at the option of Holder, if any payment required in this Note is not paid in accordance with the terms of the Loan Agreement.

ARTICLE 3: LOAN DOCUMENTS

This Note is secured by the Pledge Agreement and the other Loan Documents. All of the terms, covenants and conditions contained in the Loan Agreement, the Pledge Agreement and the other Loan Documents are hereby made part of this Note to the same extent and with the same force as if they were fully set forth herein. In the event of a conflict or inconsistency between the terms of this Note and the Loan Agreement, the terms and provisions of the Loan Agreement shall govern.

ARTICLE 4: SAVINGS CLAUSE

Notwithstanding anything to the contrary contained herein or in the Loan Agreement or any of the other Loan Documents, (a) all agreements and communications between Borrowers and Holder are hereby and shall automatically be limited so that, after taking into account all amounts deemed interest, the interest contracted for, charged or received by Holder shall never exceed the Maximum Legal Rate, (b) in calculating whether any interest exceeds the Maximum Legal Rate, all such interest shall be amortized, prorated, allocated and spread over the full amount and term of all principal indebtedness of Borrowers to Holder, and (c) if through any contingency or event Holder receives or is deemed to receive interest in excess of the Maximum Legal Rate, any such excess shall be deemed to have been applied toward payment of the principal of any and all then outstanding indebtedness of Borrowers to Holder.

ARTICLE 5: NO ORAL CHANGE

This Note may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Borrowers or Holder, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

ARTICLE 6: WAIVERS

Except as otherwise set forth in the Loan Agreement, Borrowers and any and all others who may become liable for the payment of all or any part of the Debt (collectively, “Obligor”) do hereby severally waive presentment and demand for payment, notice of dishonor, notice of intention to accelerate, notice of acceleration, protest and notice of protest and non-payment and all other notices of any kind. No release of any security for the Debt or extension of time for payment of this Note or any installment hereof, and no alteration, amendment or waiver of any provision of this Note, the Loan Agreement or the other Loan Documents made by agreement between Holder or any Obligor shall release, modify, amend, waive, extend, change, discharge, terminate or affect the liability of Borrowers or any Obligor under this Note, the Loan Agreement or the other Loan Documents. No notice to or demand on Borrowers shall be deemed to be a waiver of the obligation of Borrowers or of the right of Holder to take further action without further notice or demand as provided for in this Note, the Loan Agreement or the other Loan Documents. If Borrowers are a partnership or limited liability company, the agreements herein contained shall remain in force and be applicable, notwithstanding any changes in the individuals or entities comprising the partnership or limited liability company, and the terms “Borrower” and “Borrowers,” as used herein, shall include any alternate or successor partnership or limited liability company, but any predecessor partnership or limited liability company and their partners or members shall not thereby be released from any liability. Nothing in the foregoing sentence shall be construed as a consent to, or a waiver of, any prohibition or restriction on transfers of interests in such partnership, limited liability company or corporation, which may be set forth in the Loan Agreement, the Pledge Agreement or any other Loan Document.

ARTICLE 7: TRANSFER

Upon the transfer of this Note in accordance with the terms of the Loan Agreement, Borrowers hereby waiving notice of any such transfer, Holder may, without notice, deliver all the collateral mortgaged, granted, pledged or assigned pursuant to the Loan Documents, or any part thereof, to the transferee who shall thereupon become vested with all the rights herein or under applicable law given to Holder with respect thereto, and Holder shall thereafter forever be relieved and fully discharged from any liability or responsibility in the matter; but Holder shall retain all rights hereby given to it with respect to any liabilities and the collateral not so transferred.

ARTICLE 8: JOINT AND SEVERAL LIABILITY

The obligations, liabilities, representations, covenants and agreements of Borrowers and of each Person comprising any Borrower hereunder are joint and several.

ARTICLE 9: GOVERNING LAW

This Note shall be governed in accordance with the terms and provisions of Section 10.3 of the Loan Agreement.

ARTICLE 10: NOTICES

All notices or other written communications hereunder shall be delivered in accordance with Section 10.6 of the Loan Agreement.

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IN WITNESS WHEREOF, Borrowers have duly executed this Mezzanine Loan Note A-2 (First Mezzanine Loan) as of the day and year first above written.

BORROWERS:

SLAZER ENTERPRISES SENIOR LLC,
a Delaware limited liability company

By:	/s/ Ira J. Shapiro
Name:	Ira J. Shapiro
Title:	President

MADISON PARK GROUP SENIOR LLC,
a Delaware limited liability company

By:	/s/ Ira J. Shapiro
Name:	Ira J. Shapiro
Title:	President

JMJS 23RD STREET REALTY SENIOR LLC,
a Delaware limited liability company

By:	/s/ Ira J. Shapiro
Name:	Ira J. Shapiro
Title:	President

FKF MADISON GROUP SENIOR LLC,
a Delaware limited liability company

By:	/s/ Ira J. Shapiro
Name:	Ira J. Shapiro
Title:	President

ACKNOWLEDGMENT

STATE OF NEW YORK	)
) ss.:
COUNTY OF NEW YORK	)

On the      day of June, in the year 2007, before me, the undersigned, personally appeared Ira J. Shapiro, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

/s/ Authorized Signatory
Notary Public

(NOTARIAL SEAL)
My Commission Expires: